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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  OCTOBER 18, 1998


                            LIFELINE SYSTEMS, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    MASSACHUSETTS              0-13617       04-2537528
---------------------------  -----------   ------------------
(State or other juris-       (Commission   (IRS Employer
diction of incorporation)    File No.)     Identification No.)


640 MEMORIAL DRIVE, CAMBRIDGE, MA                             02139
---------------------------------                           ----------
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (617) 679-1000
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Item 5.   Other Events.
          ------------

     On October 19, 1998, Lifeline Systems, Inc., a Massachusetts corporation ("Lifeline") and Protection One, Inc., a Delaware corporation ("Protection One") announced that they had entered into an agreement on October 18, 1998, as amended and restated on October 28, 1998, whereby Protection One will acquire Lifeline (the "Merger Agreement"). The press release announcing the Merger Agreement is filed herewith as Exhibit 99.1. The Merger Agreement is filed herewith as Exhibit 2.1.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)    Exhibits

           2.1 Amended and Restated Agreement and Plan of Contribution and Merger dated as of October 28, 1998.

          99.1 Press Release dated October 19, 1998 relating to the Merger Agreement.






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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 30, 1998                 LIFELINE SYSTEMS, INC.
                                       ----------------------
                                           (Registrant)



                                       By: /s/ Ronald Feinstein
                                           -----------------------------
                                           Ronald Feinstein
                                           Title:  Chief Executive Officer



                                 EXHIBIT INDEX

Exhibit        Description
-------        -----------

 2.1 Amended and Restated Agreement and Plan of Contribution and Merger dated as of October 28, 1998.

99.1           Press Release dated October 19, 1998 relating to the Merger
               Agreement.






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